UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2010 (May 10, 2010)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

222 Robert Rose Drive
Murfreesboro, TN 37129
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02.   Results of Operations and Financial Condition.

On May 10, 2010, National Health Investors, Inc. (the “Company”) issued a press release announcing its earnings for the first quarter ended March 31, 2010.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

The Company is furnishing its Supplemental Information for the first quarter ended March 31, 2010, which is also contained on its website (www.nhinvestors.com).  See Exhibits 99.2  and 99.3 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99 .1	First Quarter 2010 Earnings Press Release, dated May 10, 2010
99 .2	Supplemental Information for the three months ended March 31, 2010, dated May 10, 2010 in HTML format.
99.3	Supplemental Information for the three months ended March 31, 2010, dated May 10, 2010 in PDF format.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/Roger R. Hopkins
Name: Roger R. Hopkins
Title: Chief Accounting Officer

Date: May 10, 2010